UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2007

Buckeye GP Holdings L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32963	11-3776228
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Mr. Robert B. Wallace has advised MainLine Management LLC (“MainLine Management”), the general partner of Buckeye GP Holdings L.P. (“BGH”), of his intention to resign his position of Senior Vice President, Finance and Chief Financial Officer, of MainLine Management, effective as of July 27, 2007, to pursue other opportunities.  Mr. Wallace also indicated his intention to resign a similar position at Buckeye GP LLC (“Buckeye GP”), the general partner of Buckeye Partners, L.P. (NYSE: BPL).  BGH owns and controls Buckeye GP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MAINLINE MANAGEMENT LLC,
its General Partner

	By:	STEPHEN C. MUTHER
Stephen C. Muther
Executive Vice President, Administration,
and Legal Affairs
Dated: July 20, 2007